UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2013

Commission File Number 1-13610

PMC COMMERCIAL TRUST

(Exact name of registrant as specified in its charter)

TEXAS	75-6446078
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of principal executive offices)	(Registrant’s telephone number)

Former name, former address and former fiscal year, if changed since last report: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 8, 2013, PMC Commercial Trust, a Texas real estate investment trust (the “Company”), issued a press release announcing the end of the “go-shop” period under the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated July 8, 2013, by and among the Company, Southfork Merger Sub, LLC, CIM Urban REIT, LLC (“CIM”) and CIM Merger Sub, LLC. A copy of the press release is being furnished as Exhibit 99.1 pursuant to Item 8.01 of Form 8-K, and is incorporated herein by reference.

Important Additional Information and Where to Find It

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The Company plans to file with the U.S. Securities and Exchange Commission (SEC) a Registration Statement on Form S-4 and file with the SEC and mail to its shareholders a Proxy Statement/Prospectus in connection with the merger and other transactions. The Registration Statement and the Proxy Statement/Prospectus will contain important information about the Company, CIM and their respective affiliates, the merger and other transactions, and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus from PMC Commercial by contacting PMC Commercial Trust, Attn: Investor Relations, 17950 Preston Road, Suite 600, Dallas, Texas 75252.

The Company and its trust managers and executive officers may be deemed to be participants in the solicitation of proxies in respect of the merger and other transactions contemplated by the Merger Agreement. Information regarding the Company’s trust managers and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, and in its definitive proxy statement dated April 29, 2013, which are filed with the SEC. As of August 8, 2013, the Company’s trust managers and executive officers beneficially owned as a group approximately 481,773 of the Company’s common shares, or 4.5% of the Company’s common shares. Additional information regarding the interests of such potential participants will be included in the Proxy Statement/Prospectus and other relevant documents filed with the SEC in connection with the proposed merger and other transactions if and when they become available.

Forward-Looking Statements

The information set forth herein (including information included or referenced herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the Company’s and CIM’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the merger and other transactions contemplated by the Merger Agreement will be consummated, the Company’s and CIM’s plans for the merged company, market and other expectations, objectives, intentions, as well as any expectations with respect to the merged company, including regarding valuations, future dividends, estimates of growth, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the proposed merger and other transactions due to the failure to obtain the Company shareholder approvals for the transactions or the failure to satisfy other conditions to completion of the transactions, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transactions; (3) risks related to disruption of management’s attention from ongoing business operations due to the merger and other transactions; (4) the effect of the announcement of the proposed merger and other transactions on the Company’s or CIM’s relationships with its customers, investors, tenants, lenders, operating results and business generally; (5) risks related to substantial expenditures with respect to the merger and other transactions, which may or may not be reimbursable in the event of the termination of the Merger Agreement; (6) the outcome of any legal proceedings relating to the merger and other transactions; and (7) risks to consummation of the merger and other transactions, including the risk that the merger and other transactions will not be consummated within the expected time period or at all. Additional factors that may affect future results are contained in the Company’s filings with the SEC, which are available at the SEC’s website at www.sec.gov, including those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. The Company disclaims any obligation to update and revise statements contained in this report or the materials referenced herein based on new information or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by PMC Commercial Trust on August 8, 2013

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 9, 2013

PMC COMMERCIAL TRUST

By:	/s/ Jan F. Salit
Jan F. Salit, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Title

99.1	Press Release issued by PMC Commercial Trust on August 8, 2013